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                                                           EXHIBIT 10.14


                                FIRST AMENDMENT
                                     TO THE
                               TEMPLE-INLAND INC.
                           1993 PERFORMANCE UNIT PLAN



         WHEREAS, Temple-Inland Inc. (the "Company") maintains the Temple-Inland Inc. 1993 Performance Unit Plan (the "Plan"); and

         WHEREAS, paragraph 11 of the Plan authorizes the Board of Directors (the "Board") of the Company to amend the Plan at any time in such respects as it deems advisable; and

         WHEREAS, the Board has determined that it is desirable to amend the Plan in response to certain recent tax law changes;

         NOW, THEREFORE, the Plan is hereby amended to add the following sentence to the end of paragraph 6(b) and after the fifth sentence contained in paragraph 6(c)(ii):

         In no event shall any such modification or amendment increase the amount otherwise payable to a Participant.





                                                        Adopted February 4, 1994